UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ZAGG INCORPORATED
(Name of Registrant as Specified In Its Charter)

______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

May 14, 2009

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of ZAGG Inc, which will be held at which will be held at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on July 16, 2009, at 10:00 am Mountain Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of ZAGG Inc.

By Order of the Board of Directors,

/s/ Robert G. Pedersen
Robert G. Pedersen II
Chief Executive Officer and Director

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2009
To the Shareholders of ZAGG Inc:

The annual meeting of shareholders of ZAGG Inc will be held at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on July 16, 2009, at 10:00 am Mountain Time.

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent certified public accountants for the fiscal year ended December 31, 2009; and

3.	To approve an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 3 million shares; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on May 12, 2009 are entitled to notice of and to vote at the meeting.  The Company’s proxy statement accompanies this notice.  All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Robert G. Pedersen
Robert G. Pedersen II
Chief Executive Officer and Director

MAY 14, 2009
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting.  PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE ZAGG INC THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held July 16, 2009

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INC OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZAGG Inc (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof.  The meeting will be held at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on July 16, 2009, at 10:00 am Mountain Time, for the following purposes:

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent certified public accountants for the fiscal year ended December 31, 2009; and

3.	To approve an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 3 million shares; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY STATEMENT

ZAGG Inc is making this proxy statement available electronically via the Internet. Under rules recently adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing these proxy materials primarily via the Internet, instead of mailing printed copies to each stockholder. On May 21, 2009, we will mail to our stockholders of record, as of the close of business on May 12, 2009, a Notice of Internet Availability containing instructions on how to access our proxy materials, including our 2009 Proxy Statement. The Notice of Internet Availability also provides instructions on how to access your proxy card to vote through the Internet. This new process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

RECORD DATE

The Board of Directors of ZAGG Inc has fixed the close of business on May 12, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by ZAGG Inc and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.  The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials.  The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders.  It is anticipated that the Company will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Robert G. Pedersen II, 3855 South 500 West, Suite J Salt Lake City, Utah 84115.

QUORUM

The presence, in person or by proxy duly authorized, of a majority of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter.  Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares.  Shareholders entitled to vote at any election of directors are not entitled to cumulative votes.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Hansen, Barnett & Maxwell, P.C., as auditors for the Company, and the approval of an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting.  On May 12, 2009, there were an aggregate of 19,820,015 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter.  Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder.  If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card.  If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person.  Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person.  Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of two (2) persons to the Board of Directors (the “Board”).  The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company.  If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Robert G. Pedersen II	42
Larry Harmer	37

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Robert G. Pedersen II - Mr. Pedersen provides the overall vision and leadership of ZAGG Incorporated. Mr. Pedersen has more than 20 years' experience in executive management, sales and marketing, communications, as well as owning and managing several start-up businesses and enterprises. Since 1998, Mr. Pedersen was a co-owner and executive manager for Del Sol, LC, a Utah-based international specialty retailer of apparel and accessories, where he implemented the in-line retail store model. Del Sol now has more than 80 stores world-wide. Additionally, Mr. Pedersen created and was the director of DelSol.com, Del Sol LC’s Internet presence. In 2002 Mr. Pedersen founded PayTeck, Inc., a Utah provider of Internet-based payment processing services, which was later sold to Zion's Bank, a public company, in 2005. Mr. Pedersen joined ZAGG in October 2005 as a consultant and then in January 2006 joined the company as a full partner in a full time capacity and has served as its Chief Executive Officer and Chairman since that time. Mr. Pedersen is also the Company’s largest shareholder. Mr. Pedersen earned a degree in business administration (BSBA) from the University of Phoenix and a Masters Degree (MBA) from Brigham Young University in Business Administration with an emphasis in marketing, finance and organizational communications.

Larry Harmer – Mr. Harmer co-founded a consumer products company that, under his leadership, grew from a licensee with several brands including the Polaroid brand to a global organization with revenues that exceeded $1.5 billion (in about 4 years).  Mr. Harmer played a significant role in the purchase, privatization and divestiture of the Polaroid asset portfolio and was responsible for all international vendor and customer relationships. He has extensive experience in selling the retail industry.   Mr. Harmer’s previous experience includes serving as CEO for the Polaroid Corporation, Managing Director of SGSV Ltd a global asset management firm, Director of Business Strategy for PricewaterhouseCoopers LLP, Director of Organizational Development for Nortel Networks, and co-founding Wholonics Leadership Group, LLC.  Mr. Harmer earned an MBA, an MOB and a BA in Chinese & Asian Studies from Brigham Young University.  He has taught Rapid Prototyping and Process Design in University of Michigan’s Executive MBA Program.  He is fluent in Mandarin Chinese, equally comfortable conducting business in English or Chinese.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the two (2) nominees.  Each nominee has consented to being named in this proxy statement and to serve, if elected.  In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board.  The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Robert G. Pedersen II	42	Chief Executive Officer, Director
Brandon T. O’Brien	38	Chief Financial Officer

Set forth below is a brief description of the background and business experience of Mr. O’Brien. Information describing the background and experience of Mr. Pedersen is set forth above.

Brandon T. O’Brien - Mr. O’Brien became our Chief Financial Officer on February 12, 2007. Prior to assuming his position as the Chief Financial Officer for the Company, Mr. O’Brien, served as the Vice President of Finance at Fonix Corporation, a speech recognition software company, from January 2003 to January 2007, and as an independent financial consultant from September 2001 to January 2003. Mr. O’Brien has extensive experience in mergers and acquisitions, accounting for financial transactions with foreign subsidiaries and the application of financial accounting standards and principles. Mr. O’Brien has broad experience with both small micro-cap public companies and with large multinational public companies. Mr. O’Brien is a licensed Certified Public Accountant and has attained the Certified Management Accountant and Certified Financial Manager designations. Mr. O’Brien earned a Bachelor of Science degree in Accounting from Utah State University in 1995 and a Masters of Business Administration from the University of Utah in 1996.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation earned by each of the named executives for the fiscal years ended December 31, 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Robert G. Pedersen II President, Chief Executive Officer and Director	2008	$ 179,000	$ 34,000	--	$ 9,728(1)	--	$ 228,728
	2007	$ 120,000	$ 12,000	$ 95,000(1)	--	--	$ 227,000
Brandon T. O’Brien Chief Financial Officer	2008	$120,000	$ 16,000	$ 64,400(1)	$ 8,107(1)	--	$ 208,507
	2007	$ 101,846	$ 12,000	$ 120,000(1)	--	--	$ 233,846(2)

(1)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments of awards of restricted stock and stock options, as applicable, granted pursuant to the Company’s long-term incentive plans.  Assumptions and methodologies used in the calculation of these amounts with respect to the 2008 fiscal year are included in footnotes to the Company’s audited financial statements for the fiscal years ended December 31, 2008 and 2007 which were included in the Company’s Annual Reports on Form 10-K for those years.

(2)	Mr. O’Brien was appointed our Chief Financial Officer on February 12, 2007.

Outstanding Equity Awards

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer as of December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End
OPTION AWARDS					STOCK AWARDS
Name of Executive	Number of Exercisable Securities Underlying Unexercised Options	Number of Unexercisable Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert G. Pedersen II	--	60,000	$0.65	3/6/2013	60,000	$55,800	--	--
Brandon T. O’Brien	--	50,000	$0.65	3/6/2013	50,000	$46,500	--	--

Compensation of Directors

The table below summarizes all compensation of our non-employee directors for the year ended December 31, 2008.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Larry Harmer	--	--	$ 113,399(1)	--	--	--	$ 113,399

(1)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year indicated in accordance with SFAS No. 123R, Share Based Payments of awards of restricted stock and stock options, as applicable, granted pursuant to the Company’s long-term incentive plans.  Assumptions and methodologies used in the calculation of these amounts with respect to the 2008 fiscal year are included in footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2008 which were included in the Company’s Annual Report on Form 10-K.

Narrative Disclosure to the Director Compensation Table

We do not pay any cash compensation to our directors.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding.  We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal  proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject  to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

In November 2006, the Company entered into a convertible note with an affiliate of the Company’s Chief Executive Officer in the original principal amount of $100,000.  The note was convertible at the holder's option any time up to maturity at a conversion price equal to $0.35 per common share. The note was due on May 15, 2007, bore interest at 20% per year and was unsecured.  In March 2007, the Company repaid $50,000 of the principal balance of the note.  In addition, the remaining $50,000 of principal plus accrued interest of $1,749 was converted into 147,853 shares of the Company’s common stock.

The note was a conventional convertible instrument and the Company evaluated the conversion feature and determined that there was not a separate derivative instrument associated with the note and no derivative liability was recognized.  The Company determined that there was no beneficial conversion feature associated with the note as the conversion price was equal to the deemed market value on the date of grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2008, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2008:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert G. Pedersen II Chief Executive Officer, Chairman	--	--	--
Brandon T. O’Brien Chief Financial Officer	--	2	--
Larry Harmer Director	1	--	--

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 12, 2009, certain information regarding the ownership of our capital stock by the following persons on such date: each of the directors and executive officers, each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 12, 2009 were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of May 12, 2009 which was 19,820,015 shares.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Robert G. Pedersen II President and Chief Executive Officer (3)	7,402,557	35.95%
Common Stock	Brandon T. O’Brien Chief Financial Officer (4)	497,447	2.50%
Common Stock	Andrew C. Park 201 Post Street, 11th Floor San Francisco, CA 94108	1,587,353	7.80%
Common Stock	SunCreek, LLC 2873 Tolcate Lane Holladay, Utah 84121	5,000,000	25.23%
Common Stock	Larry Harmer Director (5)	333,333	1.68%
Common Stock	Alan Davidson 36 Candlewyck Dr. Henderson, NV 89052	1,025,194	5.17%
	All officers, directors and director nominees as a group (3 persons)	8,233,337	39.81%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: 3855 South 500 West, Suite J, Salt Lake City, Utah, 84115. Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of May 12, 2009, are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership set forth in the above table, unless otherwise indicated.

(2)	The calculations of percentage of beneficial ownership are based on 19,283,995 shares of common stock outstanding as of May 12, 2009.

(3)
Includes 1,595,000 shares of Common Stock held directly by Mr. Pedersen, 5,000 shares of Common Stock held by Mr. Pedersen’s spouse and 5,000,000 shares of Common Stock held by SunCreek, LLC, an entity wholly owned by Mr. Pedersen.  Mr. Pedersen exercises sole voting and investment control over the shares held by SunCreek, LLC. Also includes warrants to purchase 750,000 shares of common stock at $1.30 per share and options to purchase 20,000 shares of common stock at $0.65 per share.

(4)
Includes 406,853 shares of Common Stock held directly by Mr. O’Brien, warrants to purchase 73,927 shares of common stock at $1.30 per share and options to purchase 16,667 shares of common stock at $0.65 per share.

(5)	Includes options to purchase 333,333 shares of common stock at $0.60 per share.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee.  The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee.  The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2008, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2008 to be included in the Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee.  As a result, no written charter governs the director nomination process.  The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations.  When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.  In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination.  If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the Board are polled for suggestions as to individuals meeting the criteria described above.  The Board may also engage in research to identify qualified individuals.  To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.  The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2008, the Board met 6 times, in person or by telephonic conference.  Each incumbent Director attended in excess of 75 percent of the total meetings of the Board.   In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Chief Executive Officer, Mr. Robert G. Pedersen II, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES.  PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Hansen, Barnett & Maxwell, P.C. as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2009.  The Board is asking the shareholders to confirm this appointment.

Representatives of Hansen, Barnett & Maxwell, P.C. are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

Hansen, Barnett & Maxwell, P.C. has served as our independent registered public accounting firm since April 17, 2007. During the years ended December 31, 2008 and 2007, we paid Hansen, Barnett & Maxwell, P.C. fees in the aggregate amount of $46,500 and $50,500, respectively, for the annual audit of the Company’s financial statements, the quarterly reviews of our financial statements included in our quarterly reports on Form 10-Q and the review of our registration statements.

During the years ended December 31, 2008 and 2007, we paid Hansen, Barnett & Maxwell, P.C.  $4,600 and $0 for tax services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING HANSEN, BARNETT & MAXWELL, P.C. AS THE COMPANY’S INDEPENDENT AUDITORS.  PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO THE ZAGG INCORPORATED
2007 STOCK INCENTIVE PLAN

The Board of Directors approved an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan (the “Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 3 million shares.  The Board is asking the shareholders to confirm this amendment.

General Information

ZAGG Inc established the Plan in 2007 to promote the interests of the company and its shareholders by using investment interests in the company to attract, motivate and retain highly qualified key personnel, encourage equity ownership among this group, and enhance a mutuality of interest with shareholders in improving the long-term performance of the company and the value of the company’s Common Stock. On November 13, 2007, the Board of Directors adopted the Plan. The Plan was approved by the shareholders at the June 18, 2008 annual meeting of shareholders. Currently, the maximum number of shares of Common Stock available for issuance under the Plan is 2,000,000.

ZAGG Inc currently maintains the Plan under which stock options and stock awards for an aggregate of approximately 2,000,000 shares of the company’s common stock were outstanding as of May 12, 2009. On February 19, 2009, there were 1,531,667 shares of the company’s common stock outstanding under the Plan. Since that date and through May 12, 2009, ZAGG Inc has issued 436,667 in stock options and stock awards under a plan approved by the Board of Directors to increase the number of stock available under the Plan by 3,000,000 shares.  Consequently, ZAGG Inc now seeks shareholder approval to increase the amount of common stock for options and equity awards by 3,000,000 to include those issuances under the amended terms of the Plan.  Thus, if the stockholders approve the proposed amendments to the Plan, the number of shares of common stock available for options and equity grants to its employees, officers, directors and consultants will be first utilized to cover the 436,667 shares of common stock issued for options and equity grants, with a remaining 2,563,333 shares of common stock available under the Plan for future use. As of May 12, 2009, approximately 97 of the Company’s employees, officers, directors and consultants, representing substantially all of the Company’s full-time employees, were eligible to participate in the Plan.

The Board of Directors has approved the amendment to the Plan, described above, subject to stockholder approval. The Board of Directors adopted the amendment to the Plan because it believes that:

▪	Additional shares for options and awards under the Plan are necessary to attract and retain qualified employees and executives; and

▪
Additional shares for options and awards under the Plan are needed to further the goal of motivating existing personnel and providing long-term equity incentives which is an integral component of the Company’s compensation policy;

Description of the Plan

A summary of the Plan, as amended by the increase in the number of shares of Common Stock reserved for issuance described above, is set forth below. This summary is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix A.

Grants of incentive or non-qualified stock options, restricted stock or a combination of the foregoing may be made under the Plan. The maximum aggregate number of shares of our common stock that may be issued pursuant to grants and the exercise of options shall not exceed 5,000,000 shares of common stock, including shares previously issued under the Plan. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 18, 2018. The full text of the ZAGG Incorporated 2007 Stock Incentive Plan is attached hereto as Appendix A.

In summary, the Plan provides as follows:

Administration of the Plan

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Plan Administrator shall have full power and authority (i) to interpret the terms of this Plan, the terms of the grants and the rules and procedures established by the Plan Administrator and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any grant or any rule or procedure established by the Plan Administrator. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Articles of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

Securities Issuable under the Plan

The Plan Administrator shall have the right and the power to grant at any time to any eligible persons, options, restricted stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Plan Administrator on or prior to the granting date for such Grant.

Eligible Persons under the Plan

A person shall be eligible to receive a Grant under the Plan only if on the proposed granting date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the granting date advisory or consulting services to, or to whom an offer of employment has been extended by the Company.

Stock Options

The Plan Administrator shall have the power to determine the grantee to whom options are granted, the number of shares subject to each option, the number of options granted to each grantee and the time at which each option is granted. Except as otherwise expressly provided in the Plan, the Plan Administrator shall also have the power to determine, at the time of the grant of each option, all terms and conditions governing the rights and obligations of the grantee with respect to such option. With respect to any option, the Plan Administrator shall have the power to determine: (a) the purchase price per share or the method by which the purchase price per share will be determined; (b) the length of the period during which the option may be exercised and any limitations on the number of shares purchasable with the option at any given time during such period; (c) the times at which the option may be exercised; (d) any conditions precedent to be satisfied before the option may be exercised, such as vesting period; (e) any restrictions on resale of any shares purchased upon exercise of the option; (f) the extent to which the option may be transferable; and (g) whether the option will constitute an “Incentive Stock Option.”

It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

No Incentive Stock Option may be granted under the Plan which is exercisable more than ten years after its granting date. No grantee may be granted Incentive Stock Options if the value of the shares subject to those options which first become exercisable in any given calendar year (and the value of the shares subject to any other Incentive Stock Options issued to the grantee under the Plan or any other plan of the Company which first become exercisable in such year) exceeds $200,000. For this purpose, the value of shares shall be determined on the granting date. Any Incentive Stock Options issued in excess of the $200,000 limit shall be treated as Non-qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

Stock Grants

The Plan Administrator may at any time and from time to time grant shares of restricted stock under the Plan to such grantees and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares that are part of the grant.

The grantee will be required to pay the Company the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares of restricted stock are treasury shares.

Unless otherwise determined by the Plan Administrator, certificates representing shares of restricted stock granted under the Plan will be held in escrow by the Company on the grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the grantee shall have all of the rights of a holder of common stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such grantee's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Plan Administrator, at such time as a grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries for any other reason, all shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

Terms and Conditions of Grants

Specific requirements for the terms and conditions of all Grants entered into are detailed in the Plan.

Amendment of the Plan

Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

Effective Date

This Plan will become effective at the earliest on June 18, 2008 (the "Effective Date"), the date of the annual shareholder meeting, if approved by the majority of shareholders. Unless sooner terminated by the Board in its sole discretion, this plan will expire on June 18, 2018.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ZAGG INCORPORATED 2007 STOCK INCENTIVE PLAN. PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.  The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N. E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N. E., Washington, D.C. 20549.  at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts.  These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Robert G. Pedersen
Robert G. Pedersen II
Chief Executive Officer and Director

The undersigned appoints Robert G. Pedersen II of ZAGG Inc with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of ZAGG Inc, to be held July 16, 2009 beginning at 10:00 am, Mountain Time, at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

ZAGG INC

Annual Meeting of Shareholders
July 16, 2009

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on July 16, 2009

Please mark your votes as indicated [X]                  Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees –           Robert G. Pedersen II
Larry Harmer

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Robert G. Pedersen II
Larry Harmer

2.	Confirm Appointment of HANSEN, BARNETT & MAXWELL, P.C. as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of amendment to the ZAGG Incorporated 2007 Stock Incentive Plan

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

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